Exhibit 10.2

UAL CORPORATION

SUCCESS SHARING PROGRAM –

PROFIT SHARING PLAN

AMENDMENT NO. 1

This Amendment No. 1 to the UAL Corporation Success Sharing Program – Profit Sharing Plan dated January 1, 2006 (the “Plan”), is made as of the date set forth below.

WHEREAS, pursuant to Section VI.A of the Plan, the Plan may be modified or amended by the Board of Directors (the “Board”);

WHEREAS, the merger of UAL Corporation and Continental Airlines, Inc. (“Continental”) is pending; and

WHEREAS, the Board does not intend for Continental’s financial performance to impact the Plan for 2010;

NOW THEREFORE, the Plan is hereby amended, effective for the 2010 Plan Year/Award Year only, such that any reference to “Affiliate”, “Company”, “United”, or “Employer” expressly excludes any entity that was not an Affiliate of the Company (as such terms are defined in the Plan) on January 1, 2010.

*        *        *

IN WITNESS WHEREOF, this Amendment No. 1 to the UAL Corporation Profit Program – Performance Incentive Plan is executed on this 23 day of September, 2010.

Thomas J. Sabatino, Jr.
Name

Senior Vice President, General Counsel & Corporate Secretary
Title

/s/ Thomas J. Sabatino, Jr.
Signature